[graphic omitted]

COLONIAL GLOBAL EQUITY FUND ANNUAL REPORT

OCTOBER 31, 1999

TABLE OF CONTENTS

 1 HIGHLIGHTS

 2 PORTFOLIO MANAGER'S REPORT

 4 PERFORMANCE INFORMATION

 6 PORTFOLIO OF INVESTMENTS

 9 FINANCIAL STATEMENTS

11 NOTES TO FINANCIAL STATEMENTS

14 FINANCIAL HIGHLIGHTS

                         -------------------------------
                           NOT FDIC   May Lose Value
                            Insured   No Bank Guarantee
                         -------------------------------

-------------------
PRESIDENT'S MESSAGE
-------------------

[photo of Stephen E. Gibson]

Dear Shareholder:
The Fund's fiscal year began with domestic economic strength, signs of firming foreign economies and concerns about inflation. Although inflation remains tame and fears have calmed, there have been signs of potential inflationary forces. Commodity prices and raw materials have been strong, manufacturing seems healthy and consumer spending remains robust. In an attempt to keep the economy and inflation in check, the Federal Reserve Board (Fed) raised short-term interest rates by one-quarter point in June, August and again in November -- negating the three rate cuts last fall.

Toward the end of this 12-month period, the broader stock market took on strength, particularly in the technology sector. International economies showed strengthening earnings momentum and little inflation risk. The big question remained how long the U.S. economy could continue to grow without triggering increased inflation.

Colonial Global Equity Fund has faced challenges such as recession and currency devaluation in many emerging world markets since 1997. The manager has had to switch from defense to offense in many markets, industries and sectors. While the Fund's defensive stance early in this period dampened total return, we believe that the Fund is now better positioned for the current investment environment. The manager will continue to emphasize broad country and sector diversification, while pursuing investments in select markets that appear poised for future growth.

The following report provides more specific information about your Fund's performance and investment strategy during the period. As always, we thank you for choosing Colonial Global Equity Fund and for giving us the opportunity to serve your investment needs.

    Sincerely,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    December 13, 1999

Because economic and market trends change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

----------
HIGHLIGHTS
----------

o   MIXED RESULTS FOR STOCK MARKET INVESTORS.
    Although many of the major indexes delivered another year of 20% plus performance, a few large stocks drove the average stock price on the New York Stock Exchange down 20% during the year.

o   VALUE STOCKS REBOUNDED IN THE SPRING.
    Strong domestic growth and improving overseas economies triggered a broadening of the market, as investors focused on fundamentals. Sectors like energy, basic materials, capital goods and consumer cyclicals rebounded in response to stronger-than-expected economic growth worldwide.

o   PORTFOLIO REPOSITIONED FOR FUTURE GROWTH.
    Fund performance was dampened during the early part of 1999 due to its defensive stance. Based on the strengthening of select markets and sectors, such as emerging markets and cyclical industries, we made some significant changes to the portfolio. We reallocated our country and industry weightings in order to better position the Fund in the current economic environment.

PERFORMANCE OF THE BENCHMARKS FOR THE MARKETS
IN WHICH THE FUND INVESTS 11/1/98 - 10/31/99

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD (GDP) INDEX                26.79%
S&P 500 INDEX                                                         25.66%

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Morgan Stanley Capital International World (GDP) Index is an unmanaged index that tracks the performance of global stocks. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

Past performance cannot predict future investment results. Returns and values of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions.


NET ASSET VALUE PER SHARE
AS OF 10/31/99

Class A               $15.03
----------------------------
Class B               $14.82
-----------------------------
Class C               $14.91
-----------------------------

CAPITAL GAIN DISTRIBUTIONS DECLARED PER SHARE FROM 11/1/98 -- 10/31/99

Class A                $0.793
-----------------------------
Class B                $0.693
-----------------------------
Class C                $0.733
-----------------------------

TOP FIVE SECTOR BREAKDOWNS AS OF 10/31/99

FINANCIAL                          21.6%
TECHNOLOGY                         17.7%
CONSUMER CYCLICALS                 12.0%
COMMUNICATIONS SERVICES            10.5%
CAPITAL GOODS                       9.0%



Unlike sectors in the following financial statements which are based upon standard industrial classifications, sectors on this page are based upon the Advisor's defined criteria as used in the investment process.

Sector breakdowns are calculated as a percentage of the total equity holdings. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold or invest in these sectors in the future.

--------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------

12-MONTH TOTAL RETURNS FOR THE PERIOD ENDED 10/31/99

                      WITHOUT     WITH SALES
                   SALES CHARGE     CHARGE
--------------------------------------------
Class A                12.06%        5.62%
--------------------------------------------
Class B                11.20%        6.20%
--------------------------------------------
Class C                11.20%       10.20%
--------------------------------------------

BOUGHT
--------------------------------------------------------------------------------
We have added cyclical stocks that benefit from global demand such as steel, paper, oil and related exporting industries. Examples include:

ARACRUZ CELLULOSE
(0.5% of net assets), located in Brazil, is the world's leading producer of bleached eucalyptus pulp, which is used to manufacture consumer products such as tissue, high-quality printing, writing and specialty papers.

SCHLUMBERGER LTD.
(1.0% of net assets) provides oil and gas exploration and production services; manufactures energy, water and communication measurement instruments; and provides communications and information technology.

SOLD
--------------------------------------------------------------------------------
To accomplish the asset shift from Europe to Japan and emerging markets, we sold Jeronimo Martins, Unilever and Valora Holdings.

DEFENSIVE PORTFOLIO HELD BACK PERFORMANCE

In response to turmoil oversees and the threat of recession, we structured the Fund defensively entering the period. We were heavily invested in more developed markets, such as Europe, and more defensive sectors, such as telecommunications, financial and high-quality, large-cap stocks.

INVESTMENT SHIFTED TO U.S., JAPAN AND EMERGING MARKETS

As emerging markets and cyclical industries experienced a strong recovery early in 1999, the Fund's underweighting in these areas hurt performance. In addition, the portfolio's overweighting in Europe further hindered performance as European growth slowed dramatically. We repositioned the portfolio to take advantage of the current economic environment by increasing the portfolio weightings in the United States, Japan, South Korea and emerging markets. Those investments were shifted from Europe, particularly Portugal, Italy, France and Germany. We also increased sector weightings in technology, capital goods and health care. These moves helped to strengthen portfolio returns.

As the period progressed, European economic growth picked up in the summer of 1999. The United States economy continued to grow at a healthy rate. Signs of inflation began to appear, however, dampening performance in telecommunications, financial, and other sectors sensitive to rising interest rates and in which we had large investments. Investor sentiment turned away from growth toward value-driven stocks. In the final months of this fiscal year, U. S. technology stocks, in which the Fund was underinvested, rose dramatically.

PORTFOLIO ANTICIPATES WORLDWIDE GROWTH

Moving forward, we anticipate strong gross domestic product (GDP) growth worldwide. This environment should create new global demand, benefiting exporting companies and markets.

We believe that Europe should continue its strong economic recovery, aided by lower interest rates and cheaper exports, merger and acquisition activities, corporate restructurings and continued global economic growth. Japan, despite the risk of a strong yen, should experience higher consumer demand and strong benefits from restructuring. Asia should get a boost from this recovery, as well as from global demand for goods. Korea, Singapore and the Philippines would be leading beneficiaries. In Latin America, Mexico and Brazil should benefit from global growth, low inflation, lower interest rates and successful reforms. The United States should experience continuing growth with low inflation. However, there is the risk of a hard landing if interest rates rise and cause a market correction.

/s/ Nicolas Ghajar

Nicolas Ghajar is the portfolio manager of Colonial Global Equity Fund and a vice president of the Advisor. Prior to managing the Fund, Mr. Ghajar was an equity analyst of various equity funds since 1992.

Global investing offers significantly long-term growth potential, but also involves certain risks. The Fund may be affected by political, business and economic conditions, as well as by currency fluctuations.

TOP FIVE HOLDINGS AS OF 10/31/99

Premark International Inc.         1.5%
---------------------------------------
EMC Corp.                          1.4%
---------------------------------------
KAO Corp.                          1.4%
---------------------------------------
Wal-Mart Stores                    1.4%
---------------------------------------
Nippon Telephone & Telegraph       1.3%
---------------------------------------

TOP FIVE COUNTRIES AS OF 10/31/99

United States                     44.8%
---------------------------------------
United Kingdom                    12.2%
---------------------------------------
Japan                             11.4%
---------------------------------------
France                             5.7%
---------------------------------------
Germany                            5.4%
---------------------------------------

Country breakdowns are calculated as a percentage of total investments. Portfolio holding breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

HELD
--------------------------------------------------------------------------------

LUCENT TECHNOLOGIES

(1.1% of net assets), a U.S. company that designs, builds and delivers a wide range of public and private networks, communications systems, business telephone systems and microelectronics components.

NOKIA (1.2% of net assets) is an international telecommunications company based in Finland. As a developer and manufacturer of mobile phones, networks and systems for cellular and fixed networks, Nokia operates in 45 countries and sells its products worldwide.

-----------------------
PERFORMANCE INFORMATION
-----------------------


PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES FROM 6/30/92 - 10/31/99

                 WITHOUT     WITH SALES
               SALES CHARGE    CHARGE
---------------------------------------
Class A           $24,707      $23,286
---------------------------------------
Class B           $23,283      $23,283
---------------------------------------
Class C           $23,309      $23,309
---------------------------------------


    PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 6/30/92 - 10/31/99
        COLONIAL GLOBAL EQUITY FUND VS. THE MORGAN STANLEY INTERNATIONAL
                          (MSCI) WORLD (GDP) ND INDEX

             CGEF Without         CGEF With        MSCI World (GDP)
             Sales Charge        Sales Charge           Wt ID
             ------------        ------------      ----------------
06/92          $10,000            $10,000             $10,000
10/92            9,435              8,892               9,596
10/93           12,150             11,451              12,041
10/94           13,334             12,567              12,827
10/95           14,429             13,599              13,810
10/96           16,607             15,652              15,698
10/97           19,749             18,613              18,015
10/98           22,044             20,776              21,029
10/99           24,707             23,286              29,372

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/99

Share Class                 A                         B                           C
Inception                 6/8/92                    6/8/92                     8/1/97
---------------------------------------------------------------------------------------------
                   Without        With        Without        With       Without        With
                    Sales         Sales         Sales        Sales       Sales         Sales
                   Charge        Charge        Charge       Charge       Charge       Charge
---------------------------------------------------------------------------------------------
 1 year             12.06%         5.62%       11.20%        6.20%       11.20%       10.20%
---------------------------------------------------------------------------------------------
 5 years            13.13         11.80        12.21        11.96        12.23        12.23
---------------------------------------------------------------------------------------------
 Life               12.84         11.94        11.93        11.93        11.94        11.94
---------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/99

Share Class                 A                         B                           C
                   Without        With        Without        With       Without        With
                    Sales         Sales         Sales        Sales       Sales         Sales
                   Charge        Charge        Charge       Charge       Charge       Charge
---------------------------------------------------------------------------------------------
 1 year             16.88%        10.16%       16.02%       11.02%       15.97%       14.97%
---------------------------------------------------------------------------------------------
 5 years            12.63         11.30        11.73        11.48        11.75        11.75
---------------------------------------------------------------------------------------------
 Life               12.42         11.51        11.52        11.52        11.53        11.53
---------------------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World (GDP) ND Index is an unmanaged index that tracks the performance of global stocks. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the maximum contingent deferred sales charge (CDSC) of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in share charges and fees associated with each class.

Class C share performance information includes returns of the Fund's Class B shares (the oldest existing Fund class with a similar cost structure) for periods prior to its inception date.

--------------------
INVESTMENT PORTFOLIO
--------------------
October 31, 1999
(In thousands)

COMMON STOCKS - 94.9%                              COUNTRY  SHARES   VALUE
---------------------------------------------------------------------------
CONSTRUCTION - 1.5%
BUILDING CONSTRUCTION - 1.4%
Centex Corp.                                                   36  $    976
Daiwa House Industry Co., Ltd.                         Ja     101       925
                                                                   --------
                                                                      1,901
                                                                   --------
SPECIAL TRADE CONTRACTORS - 0.1%
Tomkins PLC                                            UK      23        76
                                                                   --------

---------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 20.0%
DEPOSITORY INSTITUTIONS - 9.7%
AmSouth Bancorporation                                         63     1,619
Banque Nationale de Paris                              Fr       9       779
Banque Nationale de Paris - CVG (a)                    Fr       4        23
Chase Manhattan Corp.                                          17     1,468
Commerzbank AG                                         G       15       568
Corporacion Bancaria de Espana SA                      Sp      27       605
Deutsche Bank AG                                       G       18     1,259
Grupo Financiero Banamex SA (a)                        Mx     223       559
HSBC Holdings PLC (b)                                  UK      59       732
Lloyds Bank PLC                                        UK      46       629
Standard Chartered Bank PLC                            UK      39       551
Svenska Handelsbanken                                  Sw      45       630
The Bank of Tokyo Mitsubishi                           Ja      95     1,577
Union Bank of Switzerland                              Sz       2       583
Washington Mutual, Inc.                                        40     1,452
                                                                   --------
                                                                     13,034
                                                                   --------
HOLDING & OTHER INVESTMENT OFFICES - 0.4%
Zurich Allied AG                                       Sz       1       610
                                                                   --------
INSURANCE CARRIERS - 3.7%
Allstate Corp.                                                 35     1,000
American International Group, Inc.                             14     1,480
AXA                                                    Fr       7     1,047
International Nederlanden Groep                        Ne      18     1,065
Storebrand ASA                                         No      53       368
                                                                   --------
                                                                      4,960
                                                                   --------
INVESTMENT COMPANIES - 4.0%
Henderson Japanese Smaller Companies Trust PLC (a)     UK   1,331     1,576
Irish Investment Fund, Inc.                            Ir      46       760
Korea Fund, Inc.                                       Ko      49       630
Taiwan Fund, Inc.                                      Tw      44       793
Thai Fund, Inc.                                        Th      66       519
World Equity Benchmark Share - Japan                   Ja      78     1,156
                                                                   --------
                                                                      5,434
                                                                   --------
NONDEPOSITORY CREDIT INSTITUTIONS - 2.2%
Associates First Capital Corp.                                 37     1,332
Cheung Kong (Holdings) Ltd.                            HK      64       581
New World Development Co., Ltd.                        HK     116       219
Nichiei Co., Ltd.                                      Ja       4       182
Promise Co., Ltd.                                      Ja      10       672
                                                                   --------
                                                                      2,986
                                                                   --------

---------------------------------------------------------------------------
MANUFACTURING - 45.9%
CHEMICALS & ALLIED PRODUCTS - 9.7%
Akzo Nobel NV                                          Ne      13       574
BASF AG                                                G       16       724
Clorox Co.                                                     23    $  950
E.I. DuPont De Nemours & Co.                                   13       831
Glaxo Holdings PLC                                     UK      29       857
Kao Corp.                                              Ja      60     1,833
Merck & Co., Inc.                                              20     1,559
Novartis                                               Sz     (c)       602
Pharmacia & Upjohn, Inc.                                       27     1,429
Rhone Poulenc, Class A                                 Fr      14       802
Schering-Plough Corp.                                          29     1,416
Warner-Lambert Co.                                             19     1,516
                                                                   --------
                                                                     13,093
                                                                   --------
COMMUNICATIONS EQUIPMENT - 4.2%
LM Ericsson ADR                                        Sw      20       833
Lucent Technologies, Inc.                                      24     1,523
Philips Electronics NV                                 Ne       8       823
Racal Electronics PLC                                  UK     133       984
Sony Corp.                                             Ja      10     1,562
                                                                   --------
                                                                      5,725
                                                                   --------
ELECTRICAL INDUSTRIAL EQUIPMENT - 1.2%
General Electric Co.                                           12     1,640
                                                                   --------
ELECTRONIC COMPONENTS - 2.3%
Alcatel Alsthom (Cie Gen El)                           Fr       4       563
Murata Manufacturing Co., Ltd.                         Ja      10     1,287
Texas Instruments, Inc.                                        15     1,328
                                                                   --------
                                                                      3,178
                                                                   --------
FOOD & KINDRED PRODUCTS - 2.1%
Bass PLC                                               UK      52       576
Diageo PLC                                             UK      25       251
Groupe Danone                                          Fr       3       678
PepsiCo, Inc.                                                  37     1,273
                                                                   --------
                                                                      2,778
                                                                   --------
FURNITURE & FIXTURES - 0.8%
Furniture Brands International, Inc. (a)                       54     1,039
                                                                   --------
HOUSEHOLD APPLIANCES - 0.5%
Electrolux AB, Series B                                Sw      34       680
                                                                   --------
MACHINERY & COMPUTER EQUIPMENT - 7.1%
Canon, Inc.                                            Ja      39     1,105
Cisco Systems, Inc. (a)                                        18     1,340
EMC Corp. (a)                                                  27     1,956
Hewlett-Packard Co.                                            12       896
Hitachi Ltd.                                           Ja      83       898
International Business Machines Corp.                          14     1,397
Invensys PLC                                           UK     161       783
Mannesmann AG                                          G        8     1,238
                                                                   --------
                                                                      9,613
                                                                   --------
MEASURING & ANALYZING INSTRUMENTS - 0.4%
Fuji Photo Film Co., Ltd.                              Ja      17       547
                                                                   --------
PAPER PRODUCTS - 1.6%
Aracruz Celulose SA ADR                                Bz      32       664
Fort James Corp.                                               33       866
Royal Koninklijke PTT Nederland NV                     Ne       7       371
TNT Post Group NV                                      Ne       9       227
                                                                   --------
                                                                      2,128
                                                                   --------
PETROLEUM REFINING - 3.3%
Amerada Hess Corp.                                             17       947
BP Amoco PLC ADR                                       UK      14       808
Compagnie Francaise de Petroleum Total B               Fr       5       626
ENI                                                    It      95       557
Royal Dutch Petroleum Co.                              Ne       8       474
Texaco, Inc.                                                   16     1,007
                                                                   --------
                                                                      4,419
                                                                   --------
PRIMARY METAL - 1.5%
Acerinox SA                                            Sp      32       963
Pirelli SPA                                            It     188       433
Pohang Iron & Steel Co. Ltd.                                   17       574
                                                                   --------
                                                                      1,970
                                                                   --------
PRINTING & PUBLISHING - 0.3%
Mondadori (Arnoldo) Editore SPA                        It      19       348
                                                                   --------
RUBBER & PLASTIC - 1.5%
Premark International, Inc.                                    36     1,976
                                                                   --------
STONE, CLAY, GLASS & CONCRETE - 1.9%
Cemex SA                                               Mx     127       574
Hanson PLC                                             UK      91       699
Holderbank Financiere Glaris AG                        Sz       1       648
Lafarge SA                                             Fr       7       660
                                                                   --------
                                                                      2,581
                                                                   --------
TOBACCO PRODUCTS - 0.5%
Allied Zurich PLC                                      UK      35       417
B.A.T. Industries PLC                                  UK      35       230
                                                                   --------
                                                                        647
                                                                   --------
TRANSPORTATION EQUIPMENT - 7.0%
DaimlerChrysler AG                                     G       10       742
Dana Corp.                                                     24       712
Ford Motor Co.                                                 28     1,531
General Dynamics Corp.                                         18       987
GKN PLC                                                UK      57       916
Honda Motor Co. Ltd.                                   Ja      27     1,141
MAN AG                                                 G       36     1,200
Textron, Inc.                                                  13       980
United Technologies Corp.                                      21     1,289
                                                                   --------
                                                                      9,498
                                                                   --------

---------------------------------------------------------------------------
MINING & ENERGY - 1.7%
CRUDE PETROLEUM & NATURAL GAS - 0.5%
Conoco, Inc., Class B                                          27       736
                                                                   --------
OIL & GAS FIELD SERVICES - 1.2%
Petroleum Geo-Services (a)                             No      22       324
Schlumberger Ltd.                                              22     1,351
                                                                   --------
                                                                      1,675
                                                                   --------

---------------------------------------------------------------------------
RETAIL TRADE - 4.2%
APPAREL & ACCESSORY STORES - 0.8%
Hennes & Mauritz AB (a)                                Sw      40     1,055
                                                                   --------
FOOD STORES - 1.7%
Safeway, Inc. (a)                                              27       964
Tesco PLC                                              UK     202       609
Vendex International NV                                Ne      27       787
                                                                   --------
                                                                      2,360
                                                                   --------
GENERAL MERCHANDISE STORES - 1.4%
Wal-Mart Stores, Inc.                                          32  $  1,828
                                                                   --------
MISCELLANEOUS RETAIL - 0.3%
Imasco Ltd.                                            Ca      16       438
                                                                   --------

---------------------------------------------------------------------------
SERVICES - 5.5%
AMUSEMENT & RECREATION - 0.3%
Hilton Group PLC                                       UK     137       429
                                                                   --------
COMPUTER RELATED SERVICES - 0.9%
Cap Gemini SA                                          Fr       8     1,191
                                                                   --------
COMPUTER SOFTWARE - 4.1%
Compuware Corp. (a)                                            40     1,118
Microsoft Corp. (a) 7                                          17     1,592
Misys PLC                                              UK      64       534
Momentum Business Applications, Inc. (a)                      (c)         2
SAP AG                                                 G        3     1,248
SunGard Data Systems, Inc. (a)                                 41       992
                                                                   --------
                                                                      5,486
                                                                   --------
HOTELS, CAMPS & LODGING - 0.2%
Accor SA                                               Fr       1       312
                                                                   --------

---------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS AND SANITARY SERVICES - 16.1%
COMMUNICATIONS - 1.8%
Viacom, Inc., Class B (a)                                      28     1,253
Vodafone Group PLC                                     UK     260     1,192
                                                                   --------
                                                                      2,445
                                                                   --------
ELECTRIC SERVICES - 1.8%
Empresa Nacional De Electricidad                       Sp      26       514
Korea Electric Power Corp., ADR                        Ko      36       561
Texas Utilities Co.                                            36     1,379
                                                                   --------
                                                                      2,454
                                                                   --------
GAS SERVICES - 1.6%
BG PLC                                                 UK     115       624
NICOR, Inc.                                                    41     1,585
                                                                   --------
                                                                      2,209
                                                                   --------
MOTOR FREIGHT & WAREHOUSING - 0.9%
CNF Transportation                                             36     1,184
                                                                   --------
TELECOMMUNICATIONS - 10.0%
Bell Atlantic Corp.                                            23     1,520
British Telecommunications PLC                         UK      39       708
COLT Telecom Group PLC (a)                             UK      48     1,447
France Telecom SA                                      Fr       6       584
Hong Kong Telecommunications Ltd. (b)                  HK     244       555
MCI WorldCom, Inc. (a)                                         17     1,433
Nippon Telegraph & Telephone Corp.                     Ja     (c)     1,690
Nokia Oyj, Class A                                     Fi      14     1,607
Telebras Sponsored ADR                                 Bz      12       935
Telecel-Comunicacaoes Pessoais, SA                     Pt       3       364
Telecom Italia SPA                                     It      52       454
Telecomunicacoes Brasileiras SA ADR (a)                Bz       6       (c)
Telefonica de Espana                                   Sp      26     1,298
Telmex                                                 Mx     198       842
                                                                   --------
                                                                     13,437
                                                                   --------
TOTAL COMMON STOCKS (cost of $105,197)(d)                           128,100
                                                                   --------

SHORT-TERM OBLIGATIONS - 6.9%                            PAR       VALUE
---------------------------------------------------------------------------
Repurchase agreement with Lehman Brothers, Inc.,
  dated 10/29/99, due 11/01/99 at 5.220%,
  collateralized by U.S. Treasury bonds and/or
  notes with various maturities to 2009, market
  value $9,520 (repurchase proceeds $9,292).               $9,288  $  9,288
                                                                   --------
---------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES - (1.8)%                                  (2,460)
---------------------------------------------------------------------------

NET ASSETS - 100.0%                                                $134,928
                                                                   ========


NOTES TO INVESTMENT

---------------------------------------------------------------------------
(a) Non-income producing.
(b) The value of this security represents fair value as determined in good faith under direction of the Trustees.
(c) Rounds to less than one.
(d) Cost for federal income tax purposes is $105,778.

SUMMARY OF SECURITIES
BY COUNTRY                    COUNTRY            VALUE          % OF TOTAL
----------------------------------------------------------------------------
United States                                      $57,226            44.8
United Kingdom                   UK                 15,628            12.2
Japan                            Ja                 14,575            11.4
France                           Fr                  7,265             5.7
Germany                          G                   6,979             5.4
Netherlands                      Ne                  4,321             3.4
Spain                            Sp                  3,380             2.6
Sweden                           Sw                  3,198             2.5
Switzerland                      Sz                  2,443             1.9
Mexico                           Mx                  1,975             1.5
Italy                            It                  1,792             1.4
Finland                          Fi                  1,607             1.3
Brazil                           Bz                  1,599             1.2
Hong Kong                        HK                  1,355             1.1
Korea                            Ko                  1,191             0.9
Taiwan                           Tw                    793             0.6
Ireland                          Ir                    760             0.6
Norway                           No                    692             0.5
Thailand                         Th                    519             0.4
Canada                           Ca                    438             0.3
Portugal                         Pt                    364             0.3
                                                  --------           -----
                                                  $128,100           100.0
                                                  ========           =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

       ACRONYM                         NAME
-------------------------------------------------------------
         ADR               American Depositary Receipt

See notes to financial statements.

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
October 31, 1999
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $105,197)                    $128,100
Short-term obligations                                     9,288
                                                        --------

                                                         137,388
Receivable for:
  Fund shares sold                                           754
  Dividends                                                  173
  Foreign tax reclaims                                        47
  Interest                                                     4
Expense reimbursement due from Advisor                        28
Other                                                          5
                                                        --------
                                                           1,011
                                                        --------
  Total assets                                           138,399

LIABILITIES
Payable for:
  Fund shares repurchased                                  3,270
  Management fee                                             102
  Bookkeeping fee                                              5
  Transfer Agent fee                                          25
  Deferred Trustees fees                                       4
Other                                                         65
                                                        --------
  Total liabilities                                        3,471
                                                        --------
Net Assets                                              $134,928
                                                        ========
Net asset value and redemption price per share --
   Class A ($53,905/3,587)                              $  15.03(a)
                                                        --------
Maximum offering price per share --
   Class A ($15.03/0.9425)                              $  15.95(b)
                                                        --------
Net asset value and offering price per share --
   Class B ($78,682/5,309)                              $  14.82(a)
                                                        --------
Net asset value and offering price per share --
   Class C ($2,341/157)                                 $  14.91(a)
                                                        --------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

-----------------------
STATEMENT OF OPERATIONS
-----------------------
For the Year Ended October 31, 1999
(In thousands)

INVESTMENT INCOME
Dividends                                                $   1,882
Interest                                                       273
                                                         ---------
  Total investment income (net of nonreclaimable
    foreign taxes withheld at source which
    amounted to $140)                                        2,155

EXPENSES
Management fee                                               1,281
Service fee                                                    338
Distribution fee -- Class B                                    616
Distribution fee -- Class C                                     16
Transfer agent                                                 442
Bookkeeping fee                                                 57
Trustees fee                                                    12
Custodian fee                                                   71
Audit fee                                                       49
Legal fee                                                        9
Registration fee                                                44
Reports to shareholders                                         17
Other                                                           44
                                                         ---------
                                                             2,996
Fees and expenses waived by the Advisor                       (141)
                                                         ---------
                                                             2,855
                                                         ---------
  Net Investment Loss                                        (700)
                                                         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                                4,686
  Foreign currency transactions                               (30)
                                                         ---------
    Net Realized Gain                                        4,656

Net change in unrealized appreciation/depreciation
  during the period on:
  Investments                                               11,099
  Foreign currency transactions                               (24)
                                                         ---------
                                                            11,075
                                                         ---------
    Net Gain                                                15,731
                                                         ---------
INCREASE IN NET ASSETS FROM OPERATIONS                   $  15,031
                                                         ---------

See notes to financial statements.

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
(In thousands)

                                                                          YEARS ENDED OCTOBER 31
                                                                    ----------------------------------
INCREASE (DECREASE) IN NET ASSETS                                     1999                     1998
------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)                                        $    (700)               $      49
Net realized gain                                                       4,656                   10,072
Net change in unrealized appreciation/depreciation                     11,075                      559
                                                                    ---------                ---------
    Net increase from operations                                       15,031                   10,680

DISTRIBUTIONS
From net investment income -- Class A                                    --                       (241)
In excess of net investment income -- Class A                            --                       (155)
From net realized gains -- Class A                                     (2,535)                  (3,875)
From net investment income -- Class B                                    --                        (99)
In excess of net investment income -- Class B                            --                        (63)
From net realized gains -- Class B                                     (3,927)                  (7,785)
From net investment income -- Class C                                    --                         (3)
In excess of net investment income -- Class C                            --                         (2)
From net realized gains -- Class C                                       (100)                     (97)
                                                                    ---------                ---------
                                                                        8,469                   (1,640)
                                                                    ---------                ---------

FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                                   145,596                   42,663
Value of distributions reinvested -- Class A                            2,378                    3,967
Cost of shares repurchased -- Class A                                (144,070)                 (35,088)
                                                                    ---------                ---------
                                                                        3,904                   11,542
                                                                    ---------                ---------
Receipts for shares sold -- Class B                                    19,810                   29,295
Value of distributions reinvested -- Class B                            3,597                    7,331
Cost of shares repurchased -- Class B                                 (28,092)                 (29,964)
                                                                    ---------                ---------
                                                                       (4,685)                   6,662
                                                                    ---------                ---------
Receipts for shares sold -- Class C                                     1,076                    2,404
Value of distributions reinvested -- Class C                               96                       97
Cost of shares repurchased -- Class C                                    (875)                  (1,230)
                                                                    ---------                ---------
                                                                          297                    1,271
                                                                    ---------                ---------
    Net increase (decrease) from fund share transactions                 (484)                  19,475
                                                                    ---------                ---------
    Total increase                                                      7,985                   17,835

NET ASSETS
Beginning of period                                                   126,943                  109,108
                                                                    ---------                ---------
End of period (net of overdistributed net investment income
   of $433 and $346, respectively)                                  $ 134,928                $ 126,943
                                                                    =========                =========

NUMBER OF FUND SHARES
Sold -- Class A                                                         9,949                    3,003
Issued for distributions reinvested -- Class A                            167                      296
Repurchased -- Class A                                                 (9,803)                  (2,489)
                                                                    ---------                ---------
                                                                          313                      810
                                                                    ---------                ---------
Sold -- Class B                                                         1,365                    2,007
Issued for distributions reinvested -- Class B                            254                      555
Repurchased -- Class B                                                 (1,936)                  (2,117)
                                                                    ---------                ---------
                                                                         (317)                     445
                                                                    ---------                ---------
Sold -- Class C                                                            73                      163
Issued for distributions reinvested -- Class C                              7                        7
Repurchased -- Class C                                                    (60)                     (85)
                                                                    ---------                ---------
                                                                           20                       85
                                                                    ---------                ---------

See notes to financial statements.

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------
October 31, 1999

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Colonial Global Equity Fund (the Fund), a series of Liberty Funds Trust III, (formerly Colonial Trust III), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in global equities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares:
Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class B and Class C distribution fees) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS
Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER
Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.95% annually of the Fund's average net assets.

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT
Liberty Funds Services, Inc., (the Transfer Agent), provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc., (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended October 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $127,240 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $7,738, $270,938, and $1,641 on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS
The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.40% annually of the Fund's average net assets.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
For the year ended October 31, 1999, purchases and sales of investments, other than short term obligations, were $83,268,458 and $92,766,870, respectively.

Unrealized appreciation (depreciation) at October 31, 1999, based on cost of investments for federal income tax purposes was:

    Gross unrealized appreciation                           $28,702,587
    Gross unrealized depreciation                            (6,381,001)
                                                            -----------
        Net unrealized appreciation                         $22,321,586
                                                            ===========

OTHER
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1999.

NOTE 5. COMPOSITION OF NET ASSETS

At October 31, 1999, net assets consisted of:
Capital paid in                                                       $109,744
Overdistributed net investment income                                    (433)
Accumulated net realized gain                                            2,726
Net unrealized appreciation (depreciation) on:
  Investments                                                           22,903
  Foreign currency transactions                                           (12)

                                                                      --------
                                                                      $134,928
                                                                      --------

--------------------
FINANCIAL HIGHLIGHTS
--------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                       YEAR ENDED OCTOBER 31, 1999
                                                         --------------------------------------------------------
                                                           CLASS A               CLASS B               CLASS C
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  14.160             $  13.980             $  14.100
                                                            ---------             ---------             ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)(b)                                     (0.008)               (0.117)               (0.117)
Net realized and unrealized gain                                1.671                 1.650                 1.660
                                                            ---------             ---------             ---------
    Total from Investment Operations                            1.663                 1.533                 1.543
                                                            ---------             ---------             ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                        (0.793)               (0.693)               (0.733)
                                                            ---------             ---------             ---------
NET ASSET VALUE, END OF PERIOD                              $  15.030             $  14.820             $  14.910
                                                            ---------             ---------             ---------
Total return (c)(d)                                            12.06%                11.20%                11.20%
                                                            ---------             ---------             ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                    1.65%                 2.40%                 2.40%
Fees and expenses waived by the Advisor (e)                     0.10%                 0.10%                 0.10%
Net investment loss (e)                                       (0.05)%               (0.80)%               (0.80)%
Portfolio turnover                                                65%                   65%                   65%
Net assets at end of period (000)                           $  53,905             $  78,682             $   2,341

(a) Net of fees and expenses waived or borne
    by the Advisor which amounted to:                       $   0.015             $   0.015             $   0.015
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
For the fiscal year ended October 31, 1999, the Fund designates long-term capital gains of $4,359,771.
------------------------------------------------------------------------------

                                                                                                                     YEAR ENDED
                                          YEAR ENDED OCTOBER 31, 1998         YEAR ENDED OCTOBER 31, 1997         OCTOBER 31, 1996
                                        -------------------------------    ---------------------------------    -------------------
                                        CLASS A     CLASS B     CLASS C    CLASS A     CLASS B     CLASS C(c)   CLASS A     CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                   $14.280     $14.130     $14.260    $13.440     $13.350     $ 15.390     $12.450     $12.390
                                        -------     -------     -------    -------     -------     --------     -------     -------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
  (loss)(a)(b)                            0.075      (0.032)     (0.033)     0.169       0.065       (0.025)      0.123       0.027
Net realized and unrealized
  gain (loss)                             1.478       1.444       1.474      2.179       2.158       (1.105)(d)   1.664       1.634
                                        -------     -------     -------    -------     -------     --------     -------     -------
    Total from Investment
      Operations                          1.553       1.412       1.441      2.348       2.223       (1.130)      1.787       1.661
                                        -------     -------     -------    -------     -------     --------     -------     -------
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS
From net investment income               (0.087)     (0.020)     (0.043)    (0.065)       --           --        (0.098)     (0.027)
In excess of investment income           (0.056)     (0.012)     (0.028)      --          --           --        (0.035)     (0.010)
From net realized gains                  (1.530)     (1.530)     (1.530)    (1.443)     (1.443)        --        (0.664)     (0.664)
                                        -------     -------     -------    -------     -------     --------     -------     -------
    Total Distributions Declared
      to Shareholders                    (1.673)     (1.562)     (1.601)    (1.508)     (1.443)        --        (0.797)     (0.701)
                                        -------     -------     -------    -------     -------     --------     -------     -------
NET ASSET VALUE, END OF PERIOD          $14.160     $13.980     $14.100    $14.280     $14.130     $ 14.260     $13.440     $13.350
                                        -------     -------     -------    -------     -------     --------     -------     -------
Total return(e)(f)                       11.62%      10.64%      10.77%     18.92%      18.02%      (7.34)%(g)   15.10%      14.04%
                                        -------     -------     -------    -------     -------     --------     -------     -------
RATIOS TO AVERAGE NET ASSETS
Expenses (h)                              1.65%       2.40%       2.40%      1.58%       2.33%        2.44%(i)    1.58%       2.33%
Fees and expenses waived or borne
  by Advisor (h)                          0.11%       0.11%       0.11%       --          --           --          --          --
Net investment income (loss)(h)           0.53%     (0.22)%     (0.22)%      1.22%       0.47%      (0.68)%(i)    0.96%       0.21%
Portfolio turnover                          42%         42%         42%        90%         90%          90%        125%        125%
Net assets at end of period (000)       $46,344     $78,668     $ 1,931    $35,181     $73,188     $    739     $19,092     $65,714

(a) Net of fees and expenses
    wavied or borne by the
    Advisor which amounted to:          $ 0.015     $ 0.015     $ 0.015       --          --           --          --          --
(b) Per share data was calculated using average shares outstanding during the period.
(c) Class C shares were inititally offered on August 1, 1997. Per share amounts reflect activity from that date.
(d) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the Fund.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.

                                                                   YEAR ENDED OCTOBER 31, 1995
                                                                  ------------------------------
                                                                   CLASS A              CLASS B
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  12.690            $  12.630
                                                                  ---------            ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                                          0.167                0.076
Net realized and unrealized gain                                      0.735                0.735
                                                                  ---------            ---------
    Total from Investment Operations                                  0.902                0.811
                                                                  ---------            ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                           (0.198)              (0.107)
From net realized gains                                              (0.944)              (0.944)
                                                                  ---------            ---------
    Total Distributions Declared to Shareholders                     (1.142)              (1.051)
                                                                  ---------            ---------
NET ASSET VALUE, END OF PERIOD                                    $  12.450            $  12.390
                                                                  ---------            ---------
Total return (c)(d)                                                   8.23%                7.43%
                                                                  ---------            ---------
RATIOS TO AVERAGE NET ASSETS
Expenses(e)                                                           1.36%                2.11%
Fees and expenses waived or borne by Advisor(e)                       0.26%                0.26%
Net investment income(e)                                              1.40%                0.65%
Portfolio turnover                                                      74%                  74%
Net assets at end of period (000)                                 $  11,501            $  59,131

(a) Net of fees and expenses waived or borne by the
    Advisor which amounted to:                                    $   0.031            $   0.031
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST III AND THE SHAREHOLDERS OF COLONIAL GLOBAL EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Global Equity Fund (a series of Liberty Funds Trust III, formerly Colonial Trust III) at October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 1999

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES & TRANSFER AGENT

---------------------------------------------------------------------------------------
ROBERT J. BIRNBAUM                           WILLIAM E. MAYER
Consultant (formerly Special Counsel,        Partner, Development Capital, LLC
Dechert, Price & Rhoads; President and       (formerly Dean, College of Business and
Chief Operating Officer, New York Stock      Management, University of Maryland;
Exchange, Inc.; President, American          Dean, Simon Graduate School of Business,
Stock Exchange Inc.)                         University of Rochester; Chairman and
                                             Chief Executive Officer, CS First Boston
TOM BLEASDALE                                Merchant Bank; and President and Chief
Retired (formerly Chairman of the Board      Executive Officer, The First Boston
and Chief Executive Officer, Shore Bank      Corporation)
& Trust Company)
                                             JAMES L. MOODY, JR.
JOHN V. CARBERRY                             Retired (formerly Chairman of the Board,
Senior Vice President of Liberty             Chief Executive Officer and Director
Financial Companies, Inc. (formerly          Hannaford Bros. Co.)
Managing Director, Salomon Brothers)
                                             JOHN J. NEUHAUSER
LORA S. COLLINS                              Academic Vice President and Dean of
Attorney (formerly Attorney, Kramer,         Faculties, Boston College (former Dean,
Levin, Naftalis & Frankel)                   Boston College School of Management)

JAMES E. GRINNELL                            THOMAS E. STITZEL
Private Investor (formerly Senior Vice       Professor of Finance, College of
President-Operations, The Rockport           Business, Boise State University;
Company)                                     Business Consultant and Author

RICHARD W. LOWRY                             ROBERT L. SULLIVAN
Private Investor (formerly Chairman and      Retired Partner, KPMG LLP (formerly
Chief Executive Officer, U.S. Plywood        Management Consultant, Saatchi and
Corporation)                                 Saatchi Consulting Ltd. and Principal
                                             and International Practice Director,
SALVATORE MACERA                             Management Consulting, Peat Marwick Main
Private Investor (formerly Executive         & Co.)
Vice President of Itek Corp. and
President of Itek Optical & Electronic       ANNE-LEE VERVILLE
Industries, Inc.)                            Consultant (formerly General Manager,
                                             Global Education Industry, and
                                             President, Applications Solutions
                                             Division, IBM Corporation)

-------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Global Equity Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Global Equity Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

ANNUAL REPORT:
COLONIAL GLOBAL EQUITY FUND

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.

--------------------------------------------------------------------------------
L I B E R T Y
---------------
      F U N D S
--------------------------------------------------------------------------------

ALL-STAR     Institutional money management approach for individual investors.

COLONIAL     Fixed-income and value style equity investing.

CRABBE
HUSON        A contrarian approach to fixed-income and equity investing.

NEWPORT      A leader in international investing.

STEIN ROE    Growth style equity investing.
ADVISOR

[graphic omitted]
KEYPORT      A leading provider of innovative annuity products.

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

-------------------------------------------
COLONIAL GLOBAL EQUITY FUND   ANNUAL REPORT
-------------------------------------------

[Graphic
 Omitted]  L I B E R T Y
           -----------------
                   F U N D S

ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

           Liberty Funds Distributor, Inc. (C)1999
           One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
           www.libertyfunds.com


                                                 GE-02/083I-1099 (12/99) 99/1537